OTHER INCOME (EXPENSE), NET	3 Months Ended	12 Months Ended
	Feb. 24, 2013	Nov. 25, 2012
OTHER INCOME (EXPENSE), NET

NOTE 9:    OTHER INCOME, NET

The following table summarizes significant components of “Other income, net”:

	Three Months Ended
	February 24, 2013	February 26, 2012
	(Dollars in thousands)
Foreign exchange management losses	$(2,819)	$(15,252)
Foreign currency transaction gains	4,398	15,441
Interest income	391	347
Investment income	2,805	127
Other	1,291	509

Total other income, net	$6,066	$1,172

NOTE 16: OTHER INCOME (EXPENSE), NET

The following table summarizes significant components of “Other income (expense), net”:

	Year Ended
	November 25, 2012	November 27, 2011	November 28, 2010
	(Dollars in thousands)
Foreign exchange management (losses) gains(1)	$(9,444)	$15,310	$(6,179)
Foreign currency transaction gains (losses)(2)	8,512	(20,251)	9,940
Interest income	1,514	1,618	2,232
Other	4,220	2,048	654

Total other income (expense), net	$4,802	$(1,275)	$6,647

(1)	Gains and losses on forward foreign exchange contracts primarily result from currency fluctuations relative to negotiated contract rates. Losses on forward foreign exchange contracts in 2012 primarily resulted from unfavorable currency fluctuations relative to negotiated contract rates on positions to sell the Mexican Peso. Gains in 2011 primarily resulted from favorable currency fluctuations in the fourth quarter, relative to negotiated contract rates, including the appreciation of the U.S. Dollar against various foreign currencies.

(2)	Foreign currency transaction gains and losses reflect the impact of foreign currency fluctuation on the Company’s foreign currency denominated balances. Gains in 2012 were primarily due to a significant increase in Euro denominated intercompany receivables and the appreciation of the U.S. Dollar against the Japanese Yen. Losses in 2011 were primarily due to the depreciation of the U.S. Dollar, the Turkish Lira and the Polish Zloty against various foreign currencies.